Supplement dated January 31, 2008

To

DAVIS SERIES

ABC and Y Prospectuses

dated May 1, 2007

As of January 31, 2008 Chip Tucker resigned from Davis Selected Advisers, L.P. Accordingly, Mr. Tucker no longer serves as a portfolio manager of Davis Opportunity Fund. As a team managed fund, Mr. Tucker’s duties will be absorbed by the remaining members of the research team. As of December 31, 2007, the five members of the research team primarily responsible for managing Davis Opportunity Fund are:

•

Christopher Davis has served as the research adviser of Davis Opportunity Fund since January 1999, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the Portfolio Managers of Davis Opportunity Fund and allocates segments of the Fund to each of them to invest. Among other factors, Mr. Davis considers the portfolio managers’ experience, results achieved, and the number of investment opportunities which they have identified within their areas of expertise.

•

Dwight Blazin, PHD has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Blazin joined Davis Advisors in August 1997.

•

Stephen Chen, CFA, CPA has managed a segment of Davis Opportunity Fund since February 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Chen joined Davis Advisors in December 2002.

•

Danton Goei has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

•

Tania Pouschine has managed a segment of Davis Opportunity Fund since July 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003. From 1993 to 2003, Ms. Pouschine worked as an analyst and portfolio manager at Ruane Cunniff.

Supplement dated January 31, 2008

To

DAVIS SERIES

Statement of Additional Information

dated May 1, 2007

The existing disclosure is the Statement of Additional Information is supplemented as follows:

INVESTMENT PROFESSIONALS

Davis Opportunity Fund

The Investment Professionals of Davis Opportunity Fund are Christopher Davis (who serves as research adviser), Dwight Blazin, PHD, Stephen Chen, CFA, CPA, Danton Goei, and Tania Pouschine. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

The list of Investment Professionals for Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund remain unchanged from May 1, 2007.

Accounts Managed as of December 31, 2007

Investment Professional	Number of RICs(2)		Assets(1) in RICs(2)	Number of OPIV(3)	Assets(1) in OPIV(3)	Number of OA(4)	Assets(1) in OA(4)
C. Davis	28		$83.1 Billion	11	$1.2 Billion	132	$12.7 Billion
K. Feinberg	26		$82.8 Billion	10	$1.2 Billion	132	$12.7 Billion
D. Blazin	5	*	$145 Million	1	$2 Million	16	$176 Million
S. Chen	27		$4.1 Billion	11	$63 Million	106	$370 Million
D. Goei	5		$256 Million	1	$5 Million	16	$313 Million
T. Pouschine	4		$204 Million	1	$4 Million	16	$241 Million
C. Cavanaugh	6		$104 Million	1	$2	16	$111 Million
A. Davis	4		$1.8 Billion	2	$1.8 Billion	10	$157 Million
C. Spears	3		$933 Million	2	$1.8 Billion	10	$157 Million
K. Sabol	1		$885 Million	0	$0	0	$0
C. King	3		$722 Million	0	$0	0	$0

(1)

“Asset” means total assets managed by the Investment Professional. Some or all of these assets may be co-managed with another Investment Professional who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors Investment Professionals may exceed the total assets managed by Davis Advisors.

(2)	“RIC” means Registered Investment Company.
(3)	“OPIV” means Other Pooled Investment Vehicles.
(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.

As of December 31, 2007, the Investment Professionals had invested the following amounts in the Fund.

	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Davis Opportunity Fund
C. Davis							X
D. Blazin				X
S. Chen	X
D. Goei					X
T. Pouschine			X
Davis Financial Fund
K. Feinberg							X
C. Cavanaugh					X
Davis Real Estate Fund
A. Davis							X
C. Spears			X
Davis Appreciation & Income Fund
A. Davis							X
K. Sabol			X
Davis Government Bond Fund
C. King			X
Davis Government Money Market Fund
C. King				X

Structure of Compensation

Dwight Blazin, PHD, Stephen Chen’s, CFA, CPA, Danton Goei’s, Tania Pouschine’s, Chandler Spears’, and Keith Sabol’s compensation for services provided to the Adviser consists of (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus an appropriate index, and versus peer groups as defined by Morningstar or Lipper. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.